UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 8.01.	Other Events.

Item 9.01.	Financial Statements and Exhibits.

SIGNATURES

Exhibit 1.1	Underwriting Agreement, dated as of February 28, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as representatives of the several underwriters for the notes.

Exhibit 99.1	Press Release, dated February 28, 2012, issued by Virgin Media Inc.

Exhibit 99.2	Press Release, dated February 28, 2012, issued by Virgin Media Inc.

Exhibit 99.3	Press Release, dated February 28, 2012, issued by Virgin Media Inc.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2012, Virgin Media Inc. (the “Company”) and certain of its subsidiaries entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company’s subsidiary, Virgin Media Finance PLC (the “Issuer”), agreed to issue and sell to the Underwriters $500 million aggregate principal amount of 5.25% Senior Notes due 2022 (the “notes”) in accordance with the terms and conditions set forth in the Underwriting Agreement.

The sale of the notes has been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3, File No. 333-179725 (the “Registration Statement”), filed with the SEC on February 27, 2012. The terms of the notes are described in the prospectus dated February 28, 2012, as supplemented by a final prospectus supplement dated February 28, 2012.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference and in the Registration Statement.

Item 8.01.	Other Events.

On February 28, 2012, Virgin Media Inc. (the “Company”) announced the offering and pricing of $500 million aggregate principal amount of 5.25% Senior Notes due 2022, of its wholly-owned subsidiary Virgin Media Finance PLC (the “Issuer”) in an offering registered under the U.S. Securities Act of 1933, as amended.

Copies of the press releases issued by the Company in connection with the offering and pricing are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference.

On February 28, 2012, the Company also announced the commencement of a tender offer by the Issuer to purchase up to $500 million aggregate principal amount of its outstanding dollar-denominated 9.50% Senior Notes due 2016. A copy of the press release issued by the Company in connection with the tender offer is attached as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of February 28, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as representatives of the several underwriters for the notes.

99.1	Press release, dated February 28, 2012, issued by Virgin Media Inc.

99.2	Press release, dated February 28, 2012, issued by Virgin Media Inc.

99.3	Press release, dated February 28, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2012

VIRGIN MEDIA INC.

By:	/s/ Scott Dresser
Name:	Scott Dresser
Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 1.1	Underwriting Agreement, dated as of February 28, 2012, among Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited and BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as representatives of the several underwriters for the notes.

Exhibit 99.1	Press release, dated February 28, 2012, issued by Virgin Media Inc.

Exhibit 99.2	Press release, dated February 28, 2012, issued by Virgin Media Inc.

Exhibit 99.3	Press release, dated February 28, 2012, issued by Virgin Media Inc.